Wireless Telecom Group

Wireless Telecom Group (NYSE American: WTT)
Company Overview
LD Micro Conference
September 4, 2020

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements include, among others, goals of organic annual double digit revenue growth, 50+% gross margins, and Adjusted EBITDA margins of 15% by 2024; and our expectations for 2020. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including, among others, the impact of the coronavirus outbreak on customer orders, supply chain and the Company's operations and financial condition and liquidity; the ability of management to successfully implement the Company's business plan and strategy; the loss of any significant customers of the Company; management's ability to integrate the Holzworth business successfully; product demand and development of competitive technologies in the Company's market sector; the impact of competitive products and pricing; and other risks and uncertainties set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and quarterly reports on Form 10-Q for the quarter ended June 30, 2020 and March 31, 2020. These forward-looking statements speak only as of the date of this presentation and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, as except as required by law.

Wireless Telecom Group at Glance



Wireless Telecom Group

Industry leading provider of specialized software, instruments, solutions, and components enabling the development, test and deployment of wireless communications and connectivity

Top Tier Customers Across Telecommunications, Military, Government, Technology and Defense Sectors

Uniquely Positioned To Capitalize On Key Growth Trends of 5G, Network densification, Private Networks, and Satellite spend

Long-term Customer Relationships, Embedded Base of High Performance, Innovative Products and Sticky Solutions

~$21m	~49%	~1.11/1	1H 2020	5G Win
2020 1H Revenue	2020 1H Gross Margins	2020 1H Book:Bill	Jan 2020 NXP Collaboration and 5G Software Releases	Two Q2 customer software wins including our first 5G / NXP win

What We Do

Wireless Telecom Group goes to market with 3 product categories with specialized solutions across the lifecycle of wireless connectivity

Develop	Test	Deploy
Specialized solutions for LTE and 5G private wireless networks, military communications and satellite communications	Specialized devices and instruments for design and test of satellite, military, and commercial wireless systems	Specialized components and integrated solutions enabling wireless network densification and reliable in-building coverage

Software and Hardware



Meters, sensors, noise sources, noise analysis



RF conditioning components, integrated solutions and monitoring



Executive Leadership: Results Oriented, Shareholder Aligned



Timothy Whelan
Chief Executive Officer
June 2016

- BOD Member, Edgewater Technology 2015-2018
- Founder Echo Financial Consulting 2014-2016
- IPC Systems CFO/COO/President 1999-2013
- Ernst Young 1992-1999
- B.S. Villanova University; Lt., US Navy 1988-1992



Mike Kandell
Chief Financial Officer
January 2017

- Avaya 2004-2006, 2010-2016
- Precision Partners 2006-2009
- Ernst Young 1997-2004, Certified Public Accountant
- B.S. College of New Jersey



Dan Monopoli
Chief Technology Officer
September 2015

- WTG GM, Test & Measurement, Sep 2015-June 2017
- Teledyne LeCroy 2002-2015
- MBA, Columbia University
- MEng, Electrical Engineering, Stevens Institute of Tech
- B.S., Electrical Engineering, Binghamton University



Alfred Rodriguez
Chief Revenue Officer
August 2020

- Xilinx 1999-2010, 2014-2020
- ST Micro 2012-2014
- Cavium 2010-2012
- MBA, University of California, Davis
- B.S., Electrical Engineering, Univ of California, Davis

People / Strategy	New Executive and Senior Leadership Teams	Developed and Launched a new Strategic Plan	New product and technology initiatives
M & A	CommAgility Acquisition	Successful Integrations	Holzworth Acquisition
Operations	Process Improvement, Lean Manufacturing	Automation and manufacturing efficiency improvements	ISO quality enhancements and certifications
Financial	Focused Capital Allocation	Improved Financial Controls	Positioned For Long Term Growth

Growth Trends We Address

Wireless connectivity and the lifecycle of wireless development, testing and deployment will be propelled by a number of multi-growth trends and sector specific growth trends



Network Densification and Carrier 5G Deployment

31% CAGR 5G Small cell Growth

Markets&Markets



Private Network Growth and Deployment, driven by 5G, Industrial IoT

19% CAGR Private Network Growth

SNS Telecom



5G Govt, Military and Defense Spending (focused on technology)

$1B for 5G Research

Wired



Increasing Satellite Communication spending

76% CAGR Satcom Spending

ResearchAndMarkets

Our Products

Our products address specialized and highly demanding 4G/5G applications (RBS), Test & Measurement solutions (T&M), and radio frequency conditioning (RFC)

Our Products	Applications We Address
• Software which enables 4G and 5G private network solutions • Hardware digital signal processing which enables 4G and 5G solutions	Automation and Industrial IoT Secure cellular wireless networks Specialized small cell developers Satellite Communications
• RF power measurement • RF Synthesizers and Phase Noise Analyzers • Specialized Noise sources	Radar measurement Electronic Warfare Interrogation Friend/Foe Flight Readiness Secure Communications Signal Intelligence Aviation control systems Weather monitoring Semiconductor ATE Space programs Satellite Communications Quantum computing
• RF Conditioning Components • Integrated RF Conditioning • Active RF Solutions	In-building wireless RF conditioning In-building wireless RF distribution GPS repeater-splitting solutions Small cell densification / deployments Spectrum deployment and combination Public Safety communication monitoring









Our Customers

Our products are sold into multiple sectors, we are an approved vendor with long-term relationships with large, global, demanding customers

Sectors We Serve	Customers We Serve

Carriers
Tower companies / neutral host providers
System Integrators
Public Safety Distributors
OEM's / Medical Device Manufacturers






at&t, verizon, Telefónica, orange, T-Mobile, vodafone, extenet SYSTEMS, CROWN CASTLE, AMERICAN TOWER, ERICSSON, MOTOROLA

Military / Defense Sector
Aerospace
Semiconductor
Satellite






LOCKHEED MARTIN, BROADCOM, Selex ES, Raytheon, Viasat, Qorvo, NORTHROP GRUMMAN

R&D Test
Small Cell Developers
Transportation / Satellite / Military






Aricent ALTRAN GROUP, LOCKHEED MARTIN, VIAVI, Coherent, IDY, EUCAST

Radio, Baseband, Software Products ("RBS") Value Chain

The RBS solutions are a building block to private LTE and 5G networks/applications with opportunity for multiple revenue streams – our NXP collaboration includes sales and technology



Technology / Solution Development
Production / Deployment
Our Customers:
Small Cell/Base station developers
DoD / Military
System Integrators
Satellite Communications providers
Development:
Customers integrate/add additional technology, including application specific software, controllers, power, other
Hardware Platforms:
RBS HW revenue $
OR
Original Device Manufacturer – high volume
RBS Revenue:
Software Sales $
SW Customization Sales $
Reference platforms $ (SW and HW platform) for development/test
NXP Semiconductor
Semiconductor Partner
NXP Semiconductor Sales
Deployment
End Customer 4G/5G Application Deployment
Private Network eNodeB
Air to Ground / DoD
Customized Network UE
Satcom
Commercial Carriers
RBS Solutions
Future software license/royalty revenue
(2 contracts signed in Q2 2020 with production license royalty revenue expectations in 2022 and beyond)

Our Total Addressable Market

Our addressable market is ~$1.45B across our solution sets growing at a blended rate of ~10% CAGR

We have a leadership position and brand identity as a specialty provider

<u>How we compete for market share growth:</u>

(1) Delivering differentiated specialized niche products and customized solutions with superior performance

(2) Launching new specialized products

(3) Expanding our customer base

(4) Accelerating software /design in wins

(5) Leveraging our sales channels for cross selling


Total Addressable Market
(millions)
3-5% CAGR (2)
$250
$22 (1)
4-6% CAGR (2)
$450
$19 (1)
12-18% CAGR (2)
$750
$14 (1)
RF Component Market
Test & Measurement Market
Private Network Market
TAM

(1) Represents WTG 2019 revenue rounded to nearest millions; T&M includes $5m pro forma Holzworth revenue
(2) Management estimates

Strategy Overview and Goals

We provide specialized software, instruments, solutions, and components enabling the development, test and deployment of wireless communications and connectivity

Our Strategy

1. Technology Leadership and Innovation – Products
2. Increase Addressable Market – Products and People
3. Further Develop Strategic Customers – Products and People
4. Accelerate 4G/5G Software Sales – Products and People
5. Integrate and Leverage Global Sales Channel - People

Our Goals

1. Annual double digit organic revenue growth
2. 50%+ gross margins
3. Adjusted EBITDA margins* of 15% by 2024

*Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Revenue. See definition of Adjusted EBITDA on page 18.

2020 Expectations

While there is increased uncertainty from the impact of Covid-19, our current expectations for 2020 include the following:

1. Increased software sales and our 1st 5G software license sale
2. Successful integration of the Holzworth acquisition, contributing accretive revenues and margins in our Test & Measurement product set
3. Increased TMO spend
4. Increased Military and Defense spend positively contributing to our Test and Measurement product sales
5. Deleveraging

Financial Summary - Revenue by Product Group


Revenue by Product Group
(in $ Millions)
RBS
T&M
RFC
$11
$20
$10
$13
$23
$16
$14
$22
$13
$14
$22
$2
$8
$10
2016
2017
2018
2019
YTD JUNE 2020

Consolidated Results
(in $ Millions)

	2016	2017	2018	2019	YTD JUNE 2020
Revenue	$31.3	$46.1	$52.8	$48.9	$20.5
Net Income (Loss)	$(1.8)	$(4.5)	$.035	$(0.4)	$(1.8)
Adj. EBITDA*	$0.0	$3.6	$4.8	$2.5	$0.5

**See definition of Adj. EBITDA and reconciliation of GAAP Net Income/(Loss) to Non-GAAP Adjusted EBITDA on page 20-21*

Summary

What We Do	Who We Sell To	Growth Trends We Address
Enable the **Development, Testing and Deployment** of Wireless Communications and Connectivity	**Large, global technology leaders, including top-tier multinationals** in the Wireless Carrier, Military, Government, Aerospace, Electronics, Medical, and Satellite Industries	**5G and Private LTE** Deployment, Ongoing **Network Densification,** Increasing **Satellite and Defense Spending**







Explanation of Use of Non-GAAP Measures

Wireless Telecom Group, (the "Company"), reports its financial results in accordance with generally accepted accounting principles ("GAAP"). Management believes, however, that certain non-GAAP financial measures used in managing the Company's business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. These measures do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful.

The Company defines EBITDA as its net earnings before interest, taxes, depreciation and amortization. "Adjusted EBITDA" is EBITDA excluding our stock compensation expense, restructuring charges, acquisition expenses, integration expenses, unrealized and realized foreign exchange gains and losses, purchase accounting adjustments, non-recurring legal fees associated with the Harris arbitration and other non-recurring costs and expenses and includes cash received in 2018 related to revenue that would have been recognized in 2018 but for the adoption of ASU 606.

The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. The Company does not provide a forward-looking reconciliation of expected Adjusted EBITDA Margin because the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful.

The Company views Adjusted EBITDA and Adjusted EBITDA margin as important indicators of performance, consistent with the manner in which management measures and forecasts the Company's performance. We believe Adjusted EBITDA margin is an important performance metrics because it facilitates the analysis of our results, exclusive of certain non-recurring items, including items which do not directly correlate to our business operations. We believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of one of our core operating results, in general, and from period to period.

2015 to YTD 2020 Adjusted EBITDA Reconciliation

Reconciliation of Net Income/(Loss) to Non-GAAP EBITDA and Non-GAAP Adjusted EBITDA:	Six Months Ended June 30	Twelve Months Ended December 31				
	2020	2019	2018	2017	2016	2015
GAAP Net Income/(Loss), as reported	$ (1,816)	$(414)	$ 35	$ (4,493)	$ (1,832)	$ 377
Tax Provision/(Benefit)	225	(1,372)	48	1,247	(352)	346
Depreciation and Amortization Expense	1,049	2,151	2,305	1,747	636	458
Interest Expense	471	305	575	296	-	-
Non-GAAP EBITDA	(71)	670	2,963	(1,203)	(1,548)	1,181
Stock Compensation Expense	210	584	702	536	699	313
ASC 606 Adjustment	-		345	-	-	-
Merger and Acquisition Expenses	228	845	-	1,290	1,208	-
Integration Expenses	-		60	386	-	-
Inventory Impairment	-		-	1,930	-	-
Inventory Recovery	(13)	(20)	(28)	(25)	-	-
FX (Gain)/Loss	(235)	29	104	32	-	-
US GAAP Purchase Accounting	290		105	71	-	-
Change in Fair Value of Contingent Consideration	-		578	(253)	-	-
Restructuring Charges and Other Non-Recurring Costs	73	250	-	881	51	137
Insurance Settlement Gain	-		-	-	(410)	-
Non-Recurring Arbitration Legal Costs	3	117				
Non-GAAP Adjusted EBITDA	$ 485	$ 2,475	$ 4,829	$ 3,645	$ 0	$ 1,631
Adjusted EBITDA Margin (% of revenue)	2.4%	5.0%	9.1%	7.9%	0%	4.9%